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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2005

3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22250 (Commission File Number)	95-4431352 (IRS Employer Identification No.)
26081 Avenue Hall Valencia, California (Address of principal executive offices)		91355 (Zip Code)
Registrant's telephone number, including area code: (661) 295-5600
N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

        Pursuant to Regulation FD, the registrant hereby furnishes the information contained in the investor presentation materials attached as Exhibit 99.1 to this Current Report on Form 8-K, which information is incorporated into this Item 7.01 by this reference.

Item 9.01 Financial Statements and Exhibits

  (c)
  Exhibits:

Exhibit Number	Reference
99.1	3D Systems Corporation Investor Presentation Materials

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: January 10, 2005	/s/ ROBERT M. GRACE, JR. (Signature)
Name: Robert M. Grace, Jr.
Title: Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	3D Systems Corporation Investor Presentation Materials

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  Item 7.01 Regulation FD Disclosure.
  Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX